SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

ForSmall Cap Growth Fund

AND

WELLS FARGO ADVANTAGE VT FUNDS

For VT Small Cap Growth Fund

(each, a “Fund”)

Effective immediately, Thomas C. Ognar, CFA, Bruce C. Olson, CFA and Joseph M. Eberhardy, CFA, CFP will act as co-Portfolio Managers for each Fund.

The fund management table in each Fund’s section entitled “Fund Summaries” is replaced with the following:

Investment Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Thomas C. Ognar, CFA, Portfolio Manager/2011 Bruce C. Olson, CFA, Portfolio Manager/2011 Joseph M. Eberhardy, CFA, CFP, Portfolio Manager/2011

Biographical descriptions for Messrs. Ognar, Olson and Eberhardy are included in the section entitled “Organization and Management of the Funds” among the Portfolio Manager biographies listed for Wells Capital Management, as follows:

Thomas C. Ognar, CFA

Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to 2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin, Madison.

Bruce C. Olson, CFA

Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994. Education: B.A., Finance and History, Gustavus Adolphus College.

Joseph M. Eberhardy, CFA, CFP

Prior to his current role as a portfolio manager, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital Management, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994. Education: B.A., Accounting, University of Wisconsin-Milwaukee.

The principal investment strategy in each Fund’s section entitled “Fund Summaries” is replaced with the following:

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in their emerging phase of their life cycle. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that leads us to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea or when valuation is extended beyond our bullish expectations.

The principal investment strategy in each Fund’s section entitled “The Funds” is replaced with the following:

                We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as              those with market capitalizations of $3 billion or less. Furthermore, we may use futures, options,           repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage             risk or to enhance return.

                We seek small-capitalization companies that are in their emerging phase of their life cycle. We believe          earnings and revenue growth relative to expectations are critical factors in determining stock price        movements. Thus, our investment process is centered around finding emerging growth companies with         under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that          growth, we use bottom-up research, emphasizing companies whose management teams have a history of                 successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment              potential. We then combine that company-specific analysis with our assessment of secular and timeliness                trends to form a buy/sell decision about a particular stock. We may invest in any sector and at times we                may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in     fundamentals that leads us to become suspicious of a company's prospective growth profile or the                profitability potential of its business model, as this often leads to lower valuation potential. We may also           sell or trim a position when we need to raise money to fund the purchase of a better idea or when valuation      is extended beyond our bullish expectations.

                The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government                 obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments    to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests            of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your                shares are held in a taxable account.

The following risk description is added to the section entitled “Fund Summaries” for each Fund:

Sector Emphasis Risk. Investing a substantial portion of the Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.

Additionally, the following risk description is added to the section entitled “Description of Principal Investment Risks” for each Fund:

Sector Emphasis Risk
Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.

March 21, 2011                                                                                                                                                   SCR031/P201SP